UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011 (September 8, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Amendment and Restatement of Management Agreements

Effective September 8, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) entered into an amended and restated business management agreement (the “Amended Business Management Agreement”) with its business manager, Inland Diversified Business Manager & Advisor, Inc. (the “Business Manager”), and entered into amended and restated master management agreements (collectively, the “Amended Master Management Agreements” and, together with the Amended Business Management Agreement, the “Amended Agreements”) with each of its real estate managers, Inland Diversified Real Estate Services LLC, Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC and Inland Diversified Development Services LLC (collectively, the “Real Estate Managers”).  The Business Manager is a wholly-owned subsidiary of the Company’s sponsor, Inland Real Estate Investment Corporation (“IREIC”), which is itself a wholly-owned subsidiary of The Inland Group, Inc. (“The Inland Group”), and the Real Estate Managers are each limited liability companies, the sole member of which is Inland Diversified Management HOLDCO LLC, which has four members, all corporations, which are controlled by the four principals of The Inland Group.  A summary of the material changes set forth in the Amended Agreements follows.

Business Combination and Limits on Business Management Fee.  Under the Amended Business Management Agreement, we have reduced the amount of the maximum business management fee.  More specifically, we are now required to pay our Business Manager a quarterly business management fee equal to a percentage of our “average invested assets,” calculated as follows:

(1)

if we have declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 7% annualized distribution rate (assuming a share was purchased for $10.00), we will pay a fee equal to 0.1875% of our average invested assets for that prior calendar quarter;

(2)

if we have declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 6% annualized distribution rate but less than an average 7% annualized distribution rate (in each case, assuming a share was purchased for $10.00), we will pay a fee equal to 0.1625% of our average invested assets for that prior calendar quarter;

(3)

if we have declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 5% annualized distribution rate but less than an average 6% annualized distribution rate (in each case, assuming a share was purchased for $10.00), we will pay a fee equal to 0.125% of our average invested assets for that prior calendar quarter; or

(4)

if we do not satisfy the criteria in (1), (2) or (3) above in a particular calendar quarter just ended, we will not pay a business management fee for that prior calendar quarter.

Assuming that (1), (2) or (3) above is satisfied, our Business Manager may decide, in its sole discretion, to be paid an amount less than the total amount that may be paid.   If the Business Manager decides to accept less in any particular quarter, the excess amount that is not paid may, in the Business Manager’s sole discretion, be waived permanently or accrued, without interest, to be paid at a later point in time.

A summary of the new fee structure, contrasted with our existing fee structure, follows.

	New Fee Structure	Existing Fee Structure
Performance-based structure (per annum):	7%+ distribution rate* → 0.75% fee 6% - 6.9% distribution rate* → 0.65% fee 5% - 5.9% distribution rate* → 0.50% fee less than 5% distribution rate* → no fee	7%+ distribution rate* → 1.0% fee 6% - 6.9% distribution rate* → 0.75% fee 5% - 5.9% distribution rate* → 0.50% fee less than 5% distribution rate* → no fee
Maximum fee permissible:	0.75% per annum of average invested assets.	1.0% per annum of average invested assets.
*Based on annualized distribution rate, assuming a share was purchased for $10.00

Limits on Purchase Price of the Business Manager and Real Estate Managers.  At some point in the future, we may consider becoming “self-managed” by internalizing the functions performed for us by our Business Manager and Real Estate Managers, particularly if we seek to list our shares on an exchange as a way of providing our stockholders with a liquidity event.  We understand that substantially all of the REITs that are publicly-traded are “self-administered” not because it is legally required but rather because of market preferences.

The method by which we could internalize these functions could take many forms.  For example, we may hire our own group of executives and other employees or we may acquire our Business Manager and Real Estate Managers or their respective assets, including their existing workforce.  The method of internalizing cannot be determined or estimated at this time.  Our Business Manager and Real Estate Managers have advised our board of directors that neither the Business Manager nor the Real Estate Managers will agree to be acquired unless the internalization occurs in connection with a listing or other liquidity event.

Under the terms of the Amended Agreements, our Business Manager and Real Estate Managers have also agreed to limits on the purchase price for those entities and the form of the consideration if we decide to internalize our management functions by acquiring our Business Manager and Real Estate Managers in connection with a liquidity event.  For these purposes, a “liquidity event” means: a listing our shares, or the shares of one of our subsidiaries, on a national securities exchange; selling all or substantially all of our assets; or entering into a merger, reorganization, business combination, share exchange or acquisition, in which our stockholders receive cash or the securities of another issuer that are listed on a national securities exchange.  More specifically, our Business Manager and Real Estate Managers have agreed to limit the purchase price to an amount not to exceed two times the amount of the maximum business management fee that could be paid to the Business Manager during the four completed fiscal quarters prior to closing the transaction (specifically, the sum of 0.1875% of our average invested assets for each of the preceding four calendar quarters multiplied by two.)  Further, in no event may the aggregate payment exceed 1.5% of the amount of our total assets on the last audited balance sheet prior to closing the transaction, giving effect to any property acquisitions that were probable or completed since the date of the last audited balance sheet, prior to the applicable transaction.  In addition, we would issue shares of our common stock, not cash consideration, to pay the purchase price.

Any decision to become self-managed by acquiring our Business Manager and Real Estate Managers will be made by our board of directors and require the approval of a majority of our independent directors.  If we pursue a transaction with our Business Manager and Real Estate Managers, these independent directors, as a whole, or a committee thereof, will negotiate the specific terms and conditions, including the actual purchase price, of any agreement or agreements to acquire these entities.

The independent directors likely will retain counsel and financial advisors and may obtain an opinion on the fairness of the consideration paid for these entities.

In calculating the purchase price, we will exclude any costs or expenses of the internalization transaction that we may agree to pay or reimburse for either: (1) costs and expenses our Business Manager or Real Estate Managers have incurred on our behalf; or (2) costs and expenses our Business Manager or Real Estate Managers incur directly in connection with the internalization transaction.

Except as described herein, the terms of the Amended Agreements are identical in all material respects to the agreements that were previously in effect.

The information set forth herein with respect to the Amended Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, which are incorporated into this Item 1.01 by reference.

Amendment to Dealer Manager Agreement

Effective September 8, 2011, we and Inland Securities Corporation, the dealer manager for our current public offering and a wholly-owned subsidiary of IREIC, entered into an amendment to our dealer manager agreement (the “DMA Amendment”).  The purpose of the DMA Amendment is to clarify that the “issuer costs” which we are required to pay or reimburse under the dealer manager agreement may not exceed 1.5% of gross offering proceeds.  “Issuer costs” include amounts paid for SEC registration fees, FINRA filing fees, certain bona fide itemized and detailed due diligence expenses, printing and mailing expenses, blue sky fees and expenses, legal fees and expenses, accounting fees and expenses, advertising and sales literature, transfer agent fees, data processing fees, bank fees and other administrative expenses of the offering. The 1.5% limit on issuer costs is consistent with the amounts set forth in the Estimated Use of Proceeds table of the Company’s prospectus, dated October 7, 2010.  All other terms of the dealer manager agreement remain the same in all other respects.

The information set forth herein with respect to the DMA Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the DMA Amendment attached to this Current Report as Exhibit 1.1, which is incorporated into this Item 1.01 by reference.

Item 8.01

Other Events.

Amendment to Share Repurchase Program

Our board of directors has adopted a First Amendment (the “SRP Amendment”) to our Amended and Restated Share Repurchase Program (as amended, the “Program”), which will be effective November 1, 2011.  The purpose of the SRP Amendment is to clarify who may request repurchase under the Program upon the death of a stockholder. Specifically, the Amendment makes clear that the following persons may request that we repurchase shares upon the death of the stockholder: (1) the estate of the stockholder; (2) the recipient of the shares through bequest or inheritance, even where the recipient subsequently registered the shares in his or her own name; or (3) in the case of the death of a stockholder who purchased shares and held those shares through a trust, the beneficiary of the trust, even where the beneficiary subsequently registered the shares in his or her own name, or, with respect to a revocable grantor trust, the trustee of that trust.

The information set forth above with respect to the SRP Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the SRP Amendment attached to this Current Report as Exhibit 99.1, which is incorporated into this Item 8.01 by reference.

Adoption of Board Policy Regarding Estimated Share Value

The Financial Industry Regulatory Authority, or “FINRA,” requires registered broker-dealers, including the soliciting dealers selling shares in this offering, to disclose in a customer’s account statement an estimated value for a REIT’s securities if the annual report of that REIT discloses a per share estimated value. The FINRA rules prohibit broker-dealers from using a per share estimated value developed from data that is more than eighteen months old. This in effect prohibits the broker-dealers from using a per share offering price from an issuer’s last “best efforts” offering for more than eighteen months after the termination of that offering. Thus, beginning eighteen months after the last offering of our shares of common stock, in an effort to assist the soliciting dealers selling shares in the Company’s current public offering, our board of directors anticipates publishing a new estimated per share value of our shares based on the recommendation of our Business Manager.  Although the FINRA rules provide no guidance regarding the methodology used to determine estimated value per share, our board of directors has adopted a policy requiring the engagement of an independent third party (at the applicable time) to review the valuation approach used by the Business Manager to estimate the value of our shares including, the underlying assumptions made by the Business Manager and the valuation conclusion, and to make that report accessible to soliciting dealers.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

1.1	First Amendment to Dealer Manager Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Securities Corporation

10.1

Amended and Restated Business Management Agreement, effective as of September 8, 2011, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor, Inc. and Inland Real Estate Investment Corporation

10.2

Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Real Estate Services LLC

10.3	Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Asset Services LLC

10.4	Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Leasing Services LLC

10.5

Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Development Services LLC

99.1	First Amendment to the Amended and Restated Share Repurchase Program of Inland Diversified Real Estate Trust, Inc., effective November 1, 2011

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2011 and in our Annual Report on Form 10-K for the year ended December 31, 2010.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	September 14, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	First Amendment to Dealer Manager Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Securities Corporation

10.1

Amended and Restated Business Management Agreement, effective as of September 8, 2011, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor, Inc. and Inland Real Estate Investment Corporation

10.2

Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Real Estate Services LLC

10.3	Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Asset Services LLC

10.4	Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Leasing Services LLC

10.5

Amended and Restated Master Real Estate Management Agreement, effective as of September 8, 2011, by and between Inland Diversified Real Estate Trust, Inc. and Inland Diversified Development Services LLC

99.1	First Amendment to the Amended and Restated Share Repurchase Program of Inland Diversified Real Estate Trust, Inc., effective November 1, 2011